EXECUTION COPY

THE STANLEY WORKS

300,000 Common Stock Purchase Contracts
$300,000,000 Floating Rate Convertible Notes Due 2012

in the form of

300,000  Floating Rate Corporate Units

Underwriting Agreement

New York, New York
March 14, 2007

Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
as Representatives of the Underwriters
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                                The Stanley Works, a corporation organized under the laws of the State of Connecticut (the “Company”), proposes to issue and sell to the several underwriters named in Schedule II hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, the number of its Common Stock Purchase Contracts set forth in Schedule I hereto (each a “Purchase Contract” and collectively the “Purchase Contracts”) and the aggregate principal amount of its debt securities identified in Schedule I hereto (the “Notes”) (said Purchase Contracts and Notes to be issued and sold by the Company being hereinafter called the “Underwritten Securities”) and, at the election of the Underwriters, an option to purchase up to the number of additional Purchase Contracts and additional aggregate principal amount of Notes set forth in Schedule I hereto (the “Option Securities”; the Option Securities, together with the Underwritten Securities, being hereinafter called the “Securities”). The Purchase Contracts and Notes will be issued together in the form of Floating Rate Corporate Units (the “Corporate Units”), each of which will represent one Purchase Contract and $1,000 principal amount of the Notes. The Purchase Contracts will be issued under a Purchase Contract Agreement dated as of the Closing Date (as defined herein) (the “Purchase Contract Agreement”) between the Company and The Bank of New York Trust Company, N.A., as Purchase Contract agent (the “Purchase Contract Agent”). Each Purchase Contract will obligate the holder to purchase from the Company on May 17, 2010 for a settlement price of $1,000 in cash the number of shares of Common Stock, par value $2.50 per share (the “Common Stock”) of the Company specified in the Purchase Contract Agreement, together with the rights (the “Rights”) evidenced by such Common Stock to the extent provided in the Rights Agreement dated as of January 19, 2006, between the Company and Computershare Investor Services L.L.C (the “Rights Agreement”).

The Notes will be issued under the Indenture dated as of November 1, 2002, as supplemented by a supplemental indenture dated as of the Closing Date (the “Indenture”), between the Company and The Bank of New York Trust Company, N.A., as successor trustee (the “Trustee”) to JP Morgan Chase Bank N.A. The Notes are convertible into cash and shares of Common Stock to the extent provided in the Indenture and the Rights Agreement, together with the Rights evidenced by such Common Stock. The holders of the Corporate Units will pledge their interests in the Notes represented by the Corporate Units to HSBC Bank USA, N.A., as collateral agent (the “Collateral Agent”), under a Pledge Agreement dated as of the Closing Date (the “Pledge Agreement”) among the Company, the Purchase Contract Agent and the Collateral Agent to secure their obligations under the Purchase Contracts to purchase shares of Common Stock. To the extent there are no additional Underwriters listed on Schedule II other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 19 hereof.

                                1.             Representations and Warranties. The Company represents and warrants to each Underwriter as set forth below in this Section 1.

                                (a)           The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a shelf registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, including a related Base Prospectus, for registration under the Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time has become effective. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b). As filed, such final prospectus supplement shall contain all information required by the Act and the rules thereunder, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

                                (b)           On each Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “settlement date”), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on each Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

                                (c)           The Disclosure Package does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

                                (d)           Each Issuer Free Writing Prospectus and the final term sheet prepared and filed by the Company pursuant to Section 5(b) hereto, if any, does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus or final term sheet based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

                                (e)           The Company, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Final Prospectus will not be, an “investment company” as defined in the Investment Company Act.

                                (f)            The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

                                (g)           The Company has not taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result, under the

Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                                (h)           The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification, except where the failure to so qualify is not reasonably likely to have a material adverse effect on the condition, financial or otherwise, or earnings, business or affairs of the Company and its subsidiaries, considered as one enterprise (a “Material Adverse Effect”).

                                (i)            Each subsidiary of the Company identified on Schedule III hereto (each, a “Designated Subsidiary” and, collectively, the “Designated Subsidiaries”) has been duly organized and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, and is, in jurisdictions where the legal concept exists, in good standing under the laws of the jurisdiction of its formation, has the power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Prospectus and is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction set forth on Schedule III opposite each such Designated Subsidiary’s name in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Disclosure Package and the Final Prospectus, all of the issued and outstanding capital stock, partnership interests or membership interests, as the case may be, of each Designated Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance claim or equity, except where such security interest, mortgage, pledge, lien, encumbrance, claim or equity would not result in a Material Adverse Effect; none of the outstanding shares of capital stock, partnership interests or membership interests, as the case may be, of the Designated Subsidiaries was issued in violation of any preemptive or similar rights of any securityholder of such Designated Subsidiary; and the Designated Subsidiaries constitute all of the Company’s “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X under the Act).

                                (j)            The Company’s authorized equity capitalization is as set forth or incorporated by reference in the Disclosure Package and the Final Prospectus; the outstanding shares of common stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                                (k)           Each of the Purchase Contract Agreement and the Pledge Agreement has been duly authorized by the Company, and, assuming due execution and delivery by the other parties thereto, when executed and delivered by the Company, will each constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity); and the Purchase Contracts have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Purchase Contract Agreement and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Purchase Contract Agreement;

                                (l)            The Corporate Unit certificates have been duly and validly authorized and on the Closing Date, when paid for by the Underwriters pursuant to this Agreement, will be duly executed and delivered;

                                (m)          (i) The shares of Common Stock, if any, issuable upon exercise of the Purchase Contracts have been duly authorized and reserved and, when issued and paid for upon exercise of the Purchase Contracts in accordance with the terms of the Purchase Contracts, will be validly issued, fully paid and non-assessable, and the issuance of such shares will not be subject to any preemptive or similar rights and (ii) the Rights, if any, issuable upon exercise of the Purchase Contracts have been duly authorized and, when and if issued upon exercise of the Purchase Contracts in accordance with the terms of the Purchase Contract Agreement and the Rights Agreement, will have been validly issued;

                                (n)           (i) The shares of Common Stock, if any, issuable upon conversion of the Notes have been duly authorized and reserved and, when issued upon conversion of the Notes in accordance with the terms of the Notes and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of such shares will not be subject to any preemptive or similar rights and (ii) the Rights, if any, issuable upon conversion of the Notes have been duly authorized and, when and if issued upon conversion of the Notes in accordance with the terms of the Indenture and the Rights Agreement, will have been validly issued;

                                (o)           The Indenture has been duly authorized, executed and delivered, and constitutes a valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors rights generally and to general principles of equity); and the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture;

                                (p)           The statements in the Disclosure Package and the Final Prospectus under the headings “Material United States Federal Income Tax Considerations”, “Description of the Equity Units”, “Description of the Purchase Contracts”, “Certain Provisions of the Purchase Contracts, the Purchase Contract and Pledge Agreement”,  “Description of the Notes” and “Underwriting” fairly summarize the documents and matters therein described.

                                (q)           This Agreement has been duly and validly authorized, executed and delivered by the Company.

                                (r)            The execution, and delivery by the Company of this Agreement, the Indenture, the Notes, the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Designated Subsidiaries is a party or by which the Company or any of its Designated Subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or by-laws of the Company or the charter or by-laws of any of its Designated Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) having jurisdiction over the Company or any of its Designated Subsidiaries or any of their properties; and, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except as have been obtained or made and except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Securities and distribution of the Securities by the Underwriters.

                                (s)           The consolidated historical financial statements and related schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Disclosure Package and the Final Prospectus present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of Regulation S-X and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

                                (t)            No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Designated Subsidiaries or its or their property is pending or, to the reasonable knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture or the Notes, or the consummation of any of the transactions contemplated hereby or thereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in, incorporated by reference in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

                                (u)            The Company and its Designated Subsidiaries owns or leases all such properties as are necessary to the conduct of the operations of the Company and the Designated Subsidiaries as presently conducted, except when the failure to own or lease such properties is not reasonably likely to result in a Material Adverse Effect.

                                (v)            Neither the Company nor any of its Designated Subsidiaries is in violation or default of (i) any provision of its charter or bylaws or (ii) to the reasonable knowledge of the Company (A) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (B) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Designated Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Designated Subsidiary or any of its properties, as applicable, except, in the case of subclauses (A) and (B), for such violations or defaults that are not reasonably likely to result in a Material Adverse Effect.

                                (w)            Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and related schedules and the internal controls of the Company included or incorporated by reference in the Disclosure Package and the Final Prospectus, are independent public accountants with respect to the Company within the meaning of Regulation S-X under the Act.

                                (x)            There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement and the issuance or sale of the Securities or the issuance or sale by the Company of the Notes.

                                (y)            Each of the Company and its Designated Subsidiaries has timely filed all non-U.S., U.S. federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect and except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles, or as would not have a Material Adverse Effect and except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

                                (z)            No labor problem or dispute with the employees of the Company or any of its Designated Subsidiaries exists or, to the reasonable knowledge of the Company, is threatened or imminent, except as would not have a Material Adverse Effect, and except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (in each case exclusive of any amendment or supplement thereto).

                                (aa)         No Designated Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated in the Disclosure Package and the Final Prospectus (in each case exclusive of any amendment or supplement thereto).

                                (bb)         The Company and its Designated Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate U.S. federal, state or non-U.S. regulatory authorities necessary to conduct their respective businesses as now operated by them, except where the failure to possess such licenses, permits and other authorizations would not, singly or in the aggregate, be reasonably likely to have a Material Adverse Effect, and neither the Company nor any of its Designated Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably likely to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (in each case exclusive of any amendment or supplement thereto).

                                (cc)         The Company and each of its Designated Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                                (dd)         Except as described, or incorporated by reference, in the Disclosure Package and the Final Prospectus and except as such matters as would not, singly or in the aggregate, reasonably likely result in a Material Adverse Effect, (i) to the reasonable knowledge of the Company, neither the Company nor any of its Designated Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its Designated Subsidiaries have all Governmental Licenses required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the reasonable knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Designated Subsidiaries and (iv) there are, to the reasonable knowledge of the Company, no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Designated Subsidiaries relating to Hazardous Materials or Environmental Laws.

                                (ee)         Except as to such matters as would not, singly or in the aggregate, reasonably likely result in a Material Adverse Effect: (i) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA;

neither the Company nor any of its subsidiaries maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); (ii) each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and (iii) neither the Company nor any Designated Subsidiary has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

                                (ff)         None of the Company, any Designated Subsidiary or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its subsidiaries and, to the knowledge of the Company, its Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

                                (gg)         To the reasonable knowledge of the Company, there is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

                                Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                                2.             Purchase and Sale; Commission. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price set forth in Schedule I hereto the number of Securities set forth opposite such Underwriter’s name in Schedule II hereto.

                                (b)           Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to the principal amount of Option Securities set forth in Schedule I hereto at the same purchase price set forth in Schedule I hereto for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part, but in any event not more than once, at any time on or before the 12th day after the date of the Final Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the aggregate of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The aggregate number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as the Company, in its sole discretion shall make to eliminate fractional Optional Securities.

                                3.             Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day immediately preceding the Closing Date) shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                                If the option provided for in Section 2(b) hereof is exercised after the third Business Day immediately preceding the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                                4.             Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Disclosure Package and the Final Prospectus

                                5.             Agreements. The Company agrees with each Underwriter that:

                                (a)           Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final

Prospectus or any Preliminary Prospectus) to the Base Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives (which approval shall not be unreasonably withheld) with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its reasonable best efforts to have such amendment or new registration statement declared effective as soon as practicable.

                                (b)           To prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof, in the form approved by you and attached as Schedule V hereto and to file such term sheet pursuant to Rule 433(d) within the time required by such Rule.

                                (c)           If, at any time prior to the filing of the Final Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (i) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

                                (d)           If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Final Prospectus, the Company promptly will (i) notify the Representatives of any such event, (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (iii) use its reasonable best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Final Prospectus and (iv) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

                                (e)           As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

                                (f)            The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                                (g)           The Company will arrange, if necessary, for the qualification of the Securities for sale by the Underwriters under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Representatives of the receipt by them of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                                (h)           The Company agrees that, unless it has or shall have obtained the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than a free writing prospectus containing the information contained in the final term sheet prepared and filed pursuant to Section 5(b) hereto; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule IV hereto. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

                                (i)            The Company will not for a period of 60 days following the Execution Time, without the prior written consent of the Representatives, directly or indirectly, offer, sell, contract to sell, pledge, otherwise dispose of, enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), of any shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction; provided, however that the Company shall be permitted to file a shelf registration statement (or file any amendment to its existing shelf registration statement) with respect to such securities, provided that the Company shall not effect any sales of such securities pursuant to such shelf registration statement during the 60 day period described above; provided, further, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

                                (j)            The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                                (k)           The Company will reserve and keep available at all times, free of preemptive rights, the full number of shares of Common Stock issuable in respect of the Purchase Contracts and upon conversion of the Notes.

                                (l)            Between the date hereof and the Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the conversion price.

                                (m)          The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the fees of the trustee under the Indenture; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, a preliminary and final blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the New York Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states and any other jurisdictions specified pursuant to Section 5(d) (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the NASD, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

                                (n)           The Company will cooperate with the Representatives and use their reasonable best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                                (o)           The Company will, for a period of twelve months following the Execution Time, furnish to the Representatives (i) all reports or other communications (financial or other) generally made available to stockholders, and deliver such reports and communications to the Representatives as soon as they are available, unless such documents are furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed and generally made available to the public and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to stockholders).

                                6.             Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties of the Company contained herein at the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in the certificates to be delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                                (a)           The Final Prospectus, and any supplement thereto, have been filed in the manner and within the time period required by Rule 424(b); the final term sheet contemplated by Section 5(b) hereto, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the Company’s knowledge, threatened.

                                (b)           The Company shall have requested and caused Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, to furnish to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, substantially in the form set forth in Exhibit A hereto.

                                (c)           The Company shall have requested and caused the Vice President and General Counsel for the Company or an assistant General Counsel or Corporate Counsel to the Company that has been admitted to practice law in the State of Connecticut, to have furnished to the Representatives his opinion, dated the Closing Date and addressed to the Representatives, substantially in the form set forth in Exhibit B hereto.

                                (d)           The Representatives shall have received from Davis Polk & Wardwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives regarding such matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                                (e)           The Company shall have furnished to the Representatives a certificate of the Company, signed by (x) the Chief Executive Officer and (y) the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Final Prospectus and any amendments or supplements thereto, and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii) since the date of the most recent financial statements included or incorporated by reference in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto), there has been no Material Adverse Effect, except as set forth in, incorporated by reference in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

                                (f)            At the Execution Time and at the Closing Date, the Company shall have requested and caused Ernst & Young LLP to furnish to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, letters, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Exchange Act and the applicable published rules and regulations thereunder and containing statements and information of a type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus.

                                (g)           Subsequent to the Execution Time or, if earlier, the dates as of which information is given or incorporated by reference in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

                                (h)           The Securities shall be eligible for clearance and settlement through The Depository Trust Company.

                                (i)            Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                                (j)            The Company shall have applied for listing of the Securities and the shares of Common Stock issuable in respect of the Common Stock Purchase Contracts and upon conversion of the Notes on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

                                (k)           At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit C hereto from each director of the Company and from each of James M. Loree, John F. Lundgren, Donald R. McIlnay, Thierry Paternot and Huber W. Davis, addressed to the Representatives.

                                (l)            Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                                If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the

Representatives.  Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                                The documents required to be delivered by this Section 6 will be delivered at the offices of counsel for the Underwriters, at Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, on the Closing Date.

                                7.             Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company shall reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                                8.             Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees, Affiliates and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectus, any Preliminary Prospectus or any other preliminary prospectus supplement relating to the Securities, the Final Prospectus, or any Issuer Free Writing Prospectus or the information contained in the final term sheet required to be prepared and filed pursuant to Section 5(b) hereto, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

                                Without limitation of and in addition to its obligations under the other paragraphs of this Section 8, the Company agrees to indemnify, defend and hold harmless the Independent Underwriter (as defined below) and its successors and assigns, its directors, officers, employees and agents and each person who controls the Independent Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Independent Underwriter or any such person may incur, insofar as such loss, damage, expense, liability or claim arises out of or is based upon the Independent Underwriter’s acting as a “qualified independent underwriter” (within the meaning of NASD Conduct Rule 2720) in connection with the offering contemplated by this Agreement, and the Company agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, damage, expense, liability or claim; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability results from the gross negligence or willful misconduct of the Independent Underwriter. Section 8(c) shall apply equally to any Action (as defined below) brought against the Independent Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the immediately preceding sentence, except that the Company shall be liable for the expenses of one separate counsel (in addition to any local counsel) for the Independent Underwriter and any such person, separate and in addition to counsel for the persons who may seek indemnification pursuant to the first paragraph of this Section 8(a), in any such Action.

                                (b)           Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have. The Company acknowledges that the statements contained in the “Underwriting” section of any Preliminary Prospectus and the Final Prospectus (i) in the third sentence of the fifth paragraph of text, (ii) in the second sentence of the sixth paragraph of text and (iii) in the ninth, tenth and eleventh paragraphs of text of such section constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in any Preliminary Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus, or in any amendment or supplement thereto.

                                (c)           Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action (each, an “Action”), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel)

to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of no more than one such separate counsel, except as provided in the second paragraph of Section 8(a), if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement or an admission of fault, culpability by failure to act, by or on behalf of any indemnified party.

                                (d)           In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder, and the Independent Underwriter, in its capacity as “qualified independent underwriter” (within the meaning of NASD Conduct Rule 2720), shall in no event be required to contribute any amount in excess of the compensation received by the Independent Underwriter for acting in such capacity. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. The relative benefits received by UBS Securities LLC (the “Independent Underwriter”) in its capacity as “qualified independent underwriter” (within the meaning of NASD Conduct Rule 2720) shall be deemed to be equal to the compensation received by the Independent Underwriter for acting in such capacity. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee, Affiliate and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                                9.             Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company or any nondefaulting Underwriter for damages occasioned by its default hereunder.

                                10.           Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company’s Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange; (ii) a banking moratorium shall have been declared either by U.S. federal or New York State authorities or there shall have occurred a material disruption in commercial banking or securities settlement services in the United States; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by any Preliminary Prospectus or the Final Prospectus (exclusive of any amendment or supplement thereto).

                                11.           Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made in writing pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company or any of the indemnified persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                                12.           Notices. All communications hereunder will be in writing and effective only on receipt, and (i) if sent to the Representatives, will be mailed, delivered or telefaxed to them care of Citigroup Global Markets Inc., Attention: General Counsel (fax no.: (212) 816-7912) and confirmed to Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or (ii) if sent to the Company, will be mailed, delivered or telefaxed to (860) 827-3911 and confirmed to it at The Stanley Works, 1000 Stanley Drive, New Britain, Connecticut 06053, attention of the Treasurer.

                                13.           Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the indemnified persons referred to in Section 8 hereof and their respective successors, and no other person will have any right or obligation hereunder.

                                14.           Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

                                15.           Arm’s Length Transaction; No Fiduciary Relationship. The Company hereby acknowledges and agrees that (i) the Underwriters are acting as principal and not as an agent or fiduciary of the Company; and (ii) its engagement of the Underwriters in connection with the transactions contemplated by this Agreement, including the offering of the Securities, is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the transactions contemplated by this Agreement, including the sale and purchase of the Securities, irrespective of whether any of the Representatives has advised or is currently advising the Company on related or other matters.

                                16.           Integration. This Agreement supercedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

                                17.           Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                                18.           Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                                19.           Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

                                “Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                                “Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

                                “Base Prospectus” shall mean the base prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Execution Time.

                                 “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

                                 “Code” shall mean the Internal Revenue Code of 1986, as amended.

                                “Commission” shall mean the Securities and Exchange Commission.

                                “Disclosure Package” shall mean (i) the Base Prospectus, (ii) the Preliminary Prospectus used most recently prior to the Execution Time, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule IV hereto, (iv) the final term sheet prepared and filed pursuant to Section 5(b) hereto, if any, and (v) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

                                “Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or becomes effective.

                                 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                                “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                                “Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

                                “Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

                                “Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

                                 “Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

                                “NASD” shall mean the National Association of Securities Dealers, Inc.

                                 “Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus referred to in paragraph 1(a) above which is used prior to the filing of the Final Prospectus, together with the Base Prospectus.

                                “Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

                                “Regulation D” shall mean Regulation D under the Act.

                                “Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B”, “Rule 433” and “Rule 462” refer to such rules under the Act.

                                “Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                                “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

                                20.           Qualified Independent Underwriter.

                   (a)       The Company hereby confirms its engagement of the services of the Independent Underwriter as, and the Independent Underwriter hereby confirms its agreement with the Company to render services as, a “qualified independent underwriter” within the meaning of NASD Conduct Rule 2720(b)(15) with respect to the offering and sale of the Securities.

                   (b)       The Independent Underwriter hereby represents and warrants to, and agrees with, the Company and the Underwriters that with respect to the offering and sale of the Securities as described in the Disclosure Package and the Final Prospectus:

(i) The Independent Underwriter constitutes a “qualified independent underwriter” within the meaning of NASD Conduct Rule 2720(b)(15);

(ii) The Independent Underwriter has participated in the preparation of the Disclosure Package and the Final Prospectus and has exercised the usual standards of “due diligence” in respect thereto;

(iii) The Independent Underwriter has undertaken the legal responsibilities and liabilities of an underwriter under the Act specifically including those inherent in Section 11 thereof;

                     (c)         The Company, the Underwriters and the Independent Underwriter agree to comply in all material respects with all of the requirements of NASD Conduct Rule 2720 applicable to them in connection with the offering and sale of the Securities. The Company agrees to cooperate with the Underwriters and the Independent Underwriter to enable the Underwriters to comply with NASD Conduct Rule 2720 and the Independent Underwriter to perform the services contemplated by this Agreement.

[SIGNATURE PAGE FOLLOWS]

                                If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours,

The Stanley Works

By:
Name:
Title:

The foregoing Agreement is hereby
confirmed and accepted as of the date first
above written.

Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC

For themselves and the other several
Underwriters named in Schedule II
to the foregoing Agreement.

By:	Citigroup Global Markets Inc.

By:
Name:
Title:

The foregoing Agreement is hereby
confirmed and accepted as of the date first
above written.

In its capacity as Independent Underwriter.

UBS Securities LLC

By:	UBS Securities LLC

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I

Underwriting Agreement dated March 14, 2007

Registration Statement No. 333-117607

Title, Purchase Price and Number of Securities:

Title:	Common Stock Purchase Contracts

Floating Rate Convertible Notes due 2012

issued together in the form of

300,000 Floating Rate Corporate Units, each representing one Common Stock Purchase Contract and $1,000 principal amount of Floating Rate Convertible Notes

Purchase Price Per Corporate Unit	$1,000

Price to Public Per Corporate Unit	$1,000

Number of Underwritten Securities to be sold by the Company	300,000 Common Stock Purchase Contracts

$300,000,000 aggregate principal amount of Floating Rate Convertible Notes due 2012 issued together in the form of

300,000 Floating Rate Corporate Units

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Maximum Number of Option Securities to be sold by the Company	30,000 Common Stock Purchase Contracts

$30,000,000 aggregate principal amount of Floating Rate Convertible Notes due 2012 issued together in the form of

30,000 Floating Rate Corporate Units

Closing Date, Time and Location:	March 20, 2007 at 10:00 a.m. at Davis Polk & Wardwell, 450 Lexington Avenue , New York , New York 10017

Type of Offering: Non-delayed

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SCHEDULE II

	Number/Principal Amount of Underwritten Securities to be Purchased

Underwriters	Purchase Contracts	Notes ($)	Corporate Units

Citigroup Global Markets Inc.	68,400	$68,400,000	68,400
Morgan Stanley & Co. Incorporated	68,400	$68,400,000	68,400
Banc of America Securities LLC	68,400	$68,400,000	68,400
Goldman, Sachs & Co.	20,400	$20,400,000	20,400
UBS Securities LLC	20,400	$20,400,000	20,400
Barclays Capital Inc.	13,500	$13,500,000	13,500
BNP Paribas Securities Corp.	13,500	$13,500,000	13,500
HSBC Securities (USA) Inc.	13,500	$13,500,000	13,500
Merrill Lynch, Pierce, Fenner & Smith Incorporated	13,500	$13,500,000	13,500
Total	300,000	$300,000,000	300,000

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SCHEDULE III

Designated Subsidiaries

ENTITY	FORMATION JURISDICTION	PRINCIPAL PLACES OF BUSINESS
Stanley Fastening Systems, LP	Delaware	Rhode Island
Stanley Logistics, Inc.	Delaware	Connecticut
Stanley Security Solutions, Inc.	Indiana	Indiana
Stanley Canada Corporation	Canada (Nova Scotia)	Canada (Ontario)
Stanley France, S.A.S	France	France
Stanley Security Solutions - Europe Limited	England	England
Stanley UK Sales Limited	England	England
Stanley Works (Europe) AG	Switzerland	Switzerland

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SCHEDULE IV

Schedule of Free Writing Prospectuses included in the Disclosure Package

Final term sheet dated March 14, 2007

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SCHEDULE V

Final Term Sheet dated March 14, 2007
Floating Rate Equity Units
(initially consisting of 300,000 Corporate Units)

[Stanley logo]

The Stanley Works
Floating Rate Equity Units

Equity Units

Corporate Units	Each Equity Unit will have a stated amount of $1,000 and will initially consist of a purchase contract issued by us and a $1,000 principal amount senior convertible note due May 17, 2012, issued by us, which we refer to as a Corporate Unit.

Contract Adjustment Payments	Payable quarterly in arrears on February 17, May 17, August 17 and November 17 of each year, commencing August 17, 2007 at a rate per year of 5.125% of the stated amount per purchase contract, accruing from the date of issuance of the Corporate Units.

Convertible Senior Notes	The notes will initially bear interest at an annual rate of 3-month LIBOR minus 3.500% (but not less than 0%). In connection with the remarketing of the notes as described in the prospectus supplement, the interest rate on the notes may be reset, and thereafter interest will be payable at the reset rate, provided that the interest rate after such reset will not be less than 3-month LIBOR minus 3.500%. If the interest rate has not been reset, the notes will continue to bear interest at an annual rate equal to 3-month LIBOR, reset quarterly, minus 3.500% (but not less than 0%).

Reference Price	$54.45 (subject to adjustment). The last reported NYSE sale price of our common stock on March 14, 2007 was $54.45.

Maximum Daily Amount	0.9183 shares of our common stock (subject to adjustment).

Initial Price to Public	$1,000 per Equity Unit, plus accrued and unpaid contract adjustment payments and accrued interest, if any, from March 20, 2007.

Trade Date	March 14, 2007.

Settlement Date	March 20, 2007.

Estimated Net Proceeds to The Stanley Works from this Offering	$290,000,000, after expenses and underwriters’ discounts and commissions.

Listing	The Stanley Works intends to apply for listing of the Corporate Units on the New York Stock Exchange under the symbol “SWK EQ10”. We expect the Corporate Units to commence trading on the New York Stock Exchange on

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or about March 20, 2007.

CUSIP for the Equity Units	854616 208

CUSIP for the Treasury Units	854616 307

CUSIP for the Convertible Senior Notes	854616 AM1

Convertible Notes

Conversion Premium:	19.00%

Initial Conversion Rate:	15.4332

Initial Conversion Price:	$64.80, priced off the closing price of $54.45 on March 14, 2007.

Make Whole Amount Upon Cash Merger:	If a cash merger occurs and a holder elects to convert its convertible notes in connection with such transaction, we will increase the applicable conversion rate for the convertible notes surrendered for conversion by a number of additional shares of our common stock (the “additional cash merger shares”). The number of additional cash merger shares will be determined by reference to the table below and is based on the effective date of the cash merger, and the price paid for our common stock in connection with such cash merger. The stock prices set forth in the first row of the table are subject to adjustment as described in the prospectus supplement.

	Effective Price
Effective
Date	$54.45	$57.50	$62.50	$67.50	$72.50	$77.50	$82.50	$87.50	$92.50	$97.50	$102.50	$107.50

March 14, 2007	2.9323	2.4708	1.8715	1.4218	1.0821	0.8239	0.6266	0.4754	0.3590	0.2693	0.2000	0.1466
May 17, 2008	2.9323	2.5582	1.9111	1.4301	1.0709	0.8016	0.5991	0.4464	0.3310	0.2439	0.1780	0.1284
May 17, 2009	2.9323	2.5732	1.8807	1.3729	1.0002	0.7265	0.5255	0.3778	0.2694	0.1901	0.1322	0.0901
May 17, 2010	2.9323	2.5188	1.7719	1.2371	0.8569	0.5883	0.3996	0.2679	0.1767	0.1139	0.0713	0.0429
May 17, 2011	2.9323	2.3361	1.5078	0.9464	0.5775	0.3420	0.1957	0.1073	0.0556	0.0267	0.0116	0.0044
May 17, 2012	2.9323	1.9581	0.5668	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table, in which case:

(1) if the stock price is between two stock price amounts in the table or the effective date is between two dates in the table, the additional cash merger shares will be determined by straight-line interpolation between the number of additional cash merger shares set forth for the higher and lower stock price amounts and the two dates, as applicable, based on a 365-day year;

(2) if the stock price is in excess of $107.50 per share of our common stock (subject to adjustment), no additional cash merger shares will be added to the applicable conversion rate; and

(3) if the stock price is less than $54.45 per share of our common stock (subject to adjustment), no additional cash merger shares will be added to

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the applicable conversion rate.

Notwithstanding the foregoing, in no event will the total number of shares of our common stock issuable upon conversion exceed 18.3655 shares (subject to adjustment) per $1,000 principal amount of convertible notes, subject to adjustment as described in ‘‘— Conversion Rate Adjustments.’’

U.S. Federal Income Tax Information:

Tax Information	We intend to take the position that interest on a convertible note will constitute ‘‘qualified stated interest’’ and generally will be taxable to holders as ordinary interest income at the time it is paid or accrued in accordance with holders’ method of accounting for tax purposes.

Holders will generally be required to allocate as the fair market value of each convertible note all of the purchase price for each Equity Unit, and the fair market value of each purchase contract as $0, as further described in “Material United States Income Tax Considerations — U.S. Holders—Equity Units — Allocation of Purchase Price” in the prospectus supplement.

Use of Proceeds and Qualified Independent Underwriter	Approximately $130 million of the proceeds of this offering will be used to repay our outstanding borrowings under our Credit Facility, for which Citigroup Global Markets Inc., one of the joint bookrunning managers of this offering, is the lead arranger and book runner, and Citibank, N.A., an affiliate of Citigroup Global Markets Inc., is the sole lender. In addition, approximately $28.0 million of the proceeds of this offering will be used to pay the net cost of the convertible note hedge and warrant transactions that we expect to enter into with affiliates of Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Banc of America Securities LLC. As a result of these two applications of proceeds, this offering is subject to the conflict of interest provisions of Rule 2710(h) of the Conduct Rules of NASD Inc. In accordance with this rule, UBS Securities LLC has assumed the responsibilities of acting as a qualified independent underwriter, and the initial public offering price of the Equity Units will be no higher than that recommended by UBS Securities LLC. In its role as qualified independent underwriter, UBS Securities LLC has performed a due diligence investigation and participated in the preparation of the prospectus supplement for this offering. UBS Securities LLC will not receive any additional fees for serving as qualified independent underwriter in connection with this offering. We have agreed to indemnify UBS Securities LLC against liabilities incurred in connection with acting as a qualified independent underwriter, including liabilities under the Securities Act .

Risk Factor:

There can be no assurance that the proceeds of the convertible notes in a remarketing will be equal to or greater than the principal amount.	In connection with a remarketing, the remarketing agents will remarket the convertible notes and, if necessary, may reset the interest rate on the convertible notes so that the convertible notes will have a remarketing price of at least 100% of their principal amount. The remarketing agents are not obligated to reset the interest rate on the convertible notes to produce a remarketing price in excess of 100% of the principal amount. Holders of Corporate Units who have not settled the related purchase contracts with

S-V-3

separate cash will receive any proceeds of the remarketing in excess of the purchase price under the related purchase contracts. There can be no assurance that the proceeds from the remarketing will be in excess of the principal amount of the convertible notes. A remarketing will be considered successful if the remarketing agents are able to remarket the convertible notes for a price at least equal to 100% of the aggregate principal amount of the convertible notes being remarketed and the other conditions to a remarketing are met as set forth in the remarketing agreement, irrespective of the conversion value of the convertible note.

The Stanley Works has filed a registration statement (including a prospectus and a prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and the prospectus supplement in that registration statement and other documents The Stanley Works has filed with the SEC for more complete information about The Stanley Works and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, The Stanley Works, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request it by calling (718) 765-6732 or e-mailing prospectus@morganstanley.com.

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Exhibit A

Form of Skadden Opinion

                                1.     The Underwriting Agreement has been duly executed and delivered by the Company, to the extent that such execution and delivery are governed by New York law.

                                2.     The Indenture has been duly executed and delivered by the Company, to the extent that such execution and delivery are governed by New York law, and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                                3.     The global certificate evidencing the Corporate Units, the global certificate evidencing the Treasury Units and the global note evidencing the Notes have been duly executed by the Company, to the extent such execution is governed by New York law, and when (i) the Notes are duly authenticated by the Trustee in accordance with the terms of the Indenture, (ii) the Corporate Units are authenticated by the Purchase Contract Agent in accordance with the terms of the Purchase Contract Agreement, and (iii) the Equity Units are issued and delivered by the Company against payment therefor in accordance with the terms of the Underwriting Agreement and the Indenture, the Notes and the Purchase Contracts forming part of the Corporate Units will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

                                4.     Each of Stanley Fastening Systems, LP and Stanley Logistics, Inc. is validly existing and in good standing under the laws of the State of Delaware.

                                5.     No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for the execution or delivery by the Company of the Transaction Documents to which it is a party, or the consummation by the Company of the transactions contemplated thereby.

                                6.     The statements in the General Disclosure Package and the Final Prospectus Supplement under the captions “Underwriting,” insofar as such statements purport to summarize certain provisions of the Underwriting Agreement, fairly summarize such provisions in all material respects.

                                7.     The statements in the General Disclosure Package and the Final Prospectus Supplement under the captions “Equity Units,” “Description of the Purchase Contracts,” “Certain Provisions of the Purchase Contracts,” “Purchase Contract and Pledge Agreement” and “Description of the Notes” in so far as such statements purport to summarize certain provisions of the Purchase Contracts, the Pledge Agreement, the Indenture and the Notes fairly summarize such provisions in all material respects.

                                8.     The Company is not and, after giving effect to the offering and sale of the Equity Units and the application of the proceeds thereof as described in the Prospectus and the

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Final Prospectus Supplement, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

                                9.     The execution and delivery by the Company of the Underwriting Agreement and the other Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Equity Units, will not violate or conflict with, or result in any contravention of, any Applicable Law.

                                10.           (i) the Registration Statement, at March 13, 2007 and at the Applicable Time (as defined below), and the Prospectus, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the Statement of Eligibility of the Trustee on Form T-1 (the “Form T-1”)); and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, at March 13, 2007 and at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement, including the Form T-1). In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement, including the Form T-1).

A-2

Exhibit B

Form of Company General Counsel Opinion

                                1.     The Designated Subsidiaries have been duly organized and have the status set forth opposite the jurisdictions listed in Schedule II hereto.

                                2.     All of the outstanding shares of capital stock of each Designated Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth or incorporated by reference in the Disclosure Package, all outstanding shares of capital stock of the Designated Subsidiaries are owned by the Company, either directly or through wholly-owned subsidiaries, free and clear of any perfected security interest and, to my knowledge, after due inquiry, any other security interest, claim, lien or encumbrance.

                                3.     The Company is a corporation duly organized and validly existing under the laws of the State of Connecticut, and has all requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents.

                                4.     The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                                5.     The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company.

                                6.     The Rights Agreement has been duly authorized, executed and delivered by the Company.

                                7.     The Indenture has been duly authorized, executed and delivered by the Company.

                                8.     The Securities have been duly authorized, executed and delivered by the Company.

                                9.     The execution and delivery by the Company of the Underwriting Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities will not (i) conflict with the Certificate of Incorporation or By-laws, (ii) constitute a violation of, or a breach or default under, the terms of any Applicable Contract or (iii) violate or conflict with, or result in any contravention of, any Applicable Law. I do not express any opinion, however, as to whether the execution, delivery or performance by the Company of the Underwriting Agreement and the other Transaction Documents will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.

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Exhibit C

[Lock-up Agreement]

[Letterhead of officer or director
The Stanley Works]

The Stanley Works
Public Offering of Corporate Units

    March 14, 2007

Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC

As Representatives of the several Underwriters,
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                                This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), between The Stanley Works, a Connecticut corporation (the “Company”), and you as representatives (the “Representatives”) of a group of Underwriters named therein, relating to an underwritten public offering of Corporate Units (the “Public Offering”).

                                In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of the Representatives offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of the Underwriting Agreement. The foregoing sentence shall not apply to:

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                                (a) transactions relating to shares of common stock of the Company, par value $2.50 per share (“Common Stock”), or other securities acquired in open market transactions after the completion of the Public Offering;

                                (b) transfers of shares of Common Stock or Common Stock equivalents as a bona fide gift or by will or intestacy, including transfers to a trust where the beneficiaries of the trust are drawn solely from a group consisting of the undersigned and immediate family members of the undersigned, provided that (i) each transferee of shares of Common Stock or Common Stock equivalents executes and delivers to the Underwriters a duplicate form of this lock-up letter and (ii) no party, including the undersigned, shall be required to, nor shall it voluntarily, file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, in connection with such transfer or distribution (other than a filing on Form 5 made after the expiration of the restricted period referred to in the foregoing sentence);

                                (c) transactions pursuant to a trading plan established pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in existence as of the date of the final prospectus relating to the Public Offering (the “Prospectus”); or

                                (d) the exercise of options to purchase shares of common stock pursuant to the surrender of options to purchase shares of Common Stock to satisfy the applicable aggregate exercise price (and applicable withholding taxes, if applicable) required to be paid upon such exercise.

                                Immediate family member of a person means the spouse, lineal descendants, father, mother, brother, sister, father-in-law, mother-in-law, brother-in-law and sister-in-law of such person.

                                If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

Yours very truly,

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